SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    July 16, 2003
                                                     -------------


                            COMPASS BANCSHARES, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                      0-6032             63-0593897
--------------------------------------------------------------------------------
 (State or other jurisdiction   (Commission File   (IRS Employer Identification
     of incorporation)              Number)                    No.)


 15 South 20th Street, Birmingham, Alabama                          35233
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:            (205) 297-3000
                                                               --------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 7.  Financial Statements and Exhibits

(c) Exhibits:

99.1     Compass Bancshares, Inc. Press Release dated July 16, 2003

Item 9.  Regulation FD Disclosure

On July 16, 2003, Compass Bancshares, Inc. issued a press release announcing its financial results for the three and six month periods ended June 30, 2003. This press release, dated July 16, 2003, is attached as Exhibit 99.1 and is being furnished in this Form 8-K under Item 9 in satisfaction of Item 12 - Disclosure of Results of Operations and Financial Condition in accordance with the Filing Guidelines issued by the Securities and Exchange Commission in Release 33-8216.
Exhibit 99.1 is incorporated herein by reference.



Exhibit Index

                  Exhibit No.               Description of Document
                  -----------               -----------------------
                     99.1                   Press Release, dated July 16, 2003,
                                            issued by Compass Bancshares, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: July 16, 2003

                                                 COMPASS BANCSHARES, INC.


                                                 By: /s/ Timothy L. Journy
                                                    ---------------------------
                                                     Timothy L. Journy
                                                     Chief Accounting Officer